Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):	7/17/13

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III, L.P.

/s/  Craig Fisher
Name:  Craig Fisher
Title:  General Counsel - Authorized Signatory

July 19, 2013
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):	7/17/13

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III GP, L.P.

/s/  Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

July 19, 2013
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):	7/17/13

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III GP, Ltd.

/s/  Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

July 19, 2013
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Private Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):	7/17/13

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Financial Services Private Fund II, L.P.
By:  Capital Z Partners, L.P., its General Partner
By:  Capital Z Partners, Ltd., its General Partner

/s/  Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

July 19, 2013
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):	7/17/13

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Financial Services Fund II, L.P.
By:  Capital Z Partners, L.P., its General Partner
By:  Capital Z Partners, Ltd., its General Partner

/s/  Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

July 19, 2013
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):	7/17/13

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners, L.P.
By:  Capital Z Partners, Ltd., its General Partner

/s/  Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

July 19, 2013
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):	7/17/13

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners, Ltd.

/s/  Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

July 19, 2013
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Management, LLC

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):	7/17/13

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Management, LLC

/s/  Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

July 19, 2013
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners Management, LLC

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):	7/17/13

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners Management, LLC

/s/  Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

July 19, 2013
Date